Exhibit 10.38

EXECUTION

AMENDMENT NO. 10 TO PRICING SIDE LETTER

Amendment No. 10 to Pricing Side Letter, dated as of November 3, 2021 (this “Amendment”), among Column Financial, Inc. (“Column”), as Administrative Agent on behalf of Buyers (in such capacity, the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), Alpine Securitization LTD (“Alpine” and a “Buyer” and together with CS Cayman, the “Buyers”), BSPRT Finance Sub-Lender I, LLC, BSPRT CS Loan, LLC (collectively, the “Sellers”) and Franklin BSP Realty Trust, Inc. (the “Guarantor”).

RECITALS

The Administrative Agent, the Buyers, the Sellers and the Guarantor are parties to
(i) that certain Master Repurchase Agreement, dated as of August 31, 2017 (as amended, restated, supplemented or otherwise modified from time to time the “Repurchase Agreement”) and (ii) that certain Pricing Side Letter, dated as of August 31, 2017 (as amended by Amendment No. 1, dated as of December 13, 2017, that certain Omnibus Amendment and Joinder Agreement, dated as of February 7, 2018, Amendment No. 2, dated as of June 20, 2018, Amendment No. 3, dated as of July 19, 2018, Amendment No. 4, dated as of September 19, 2018, Amendment No. 5, dated as of March 26, 2019, Amendment No. 6, dated as of March 20, 2020, Amendment No. 7, dated as of August 28, 2020, Amendment No. 8, dated as of August 12, 2021 and Amendment No. 9, dated as of September 28, 2021, the “Existing Pricing Side Letter”; and as further amended by this Amendment, the “Pricing Side Letter”). The Guarantor is party to that certain Guaranty, dated as of August 31, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantor in favor of Administrative Agent for the benefit of Buyers. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement, the Existing Pricing Side Letter or the Guaranty, as applicable.

The Administrative Agent, the Buyers, the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Pricing Side Letter be amended to reflect certain agreed upon revisions to the terms of the Existing Pricing Side Letter. As a condition precedent to amending the Existing Pricing Side Letter, the Administrative Agent has required the Guarantor to ratify and affirm the Guaranty on the date hereof after giving effect to this Amendment.

Accordingly, the Administrative Agent, the Buyers, the Sellers and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Pricing Side Letter is hereby amended as follows:

SECTION 1. Definitions. Section 1 of the Existing Pricing Side Letter is hereby amended by deleting the definition of “Maximum Aggregate Purchase Price” in its entirety and replacing it with the following:

“Maximum Aggregate Purchase Price” means (a) THREE HUNDRED MILLION DOLLARS ($300,000,000), or (b) such other amount as mutually agreed to by Administrative Agent and Sellers in writing not to exceed FOUR HUNDRED MILLION ($400,000,000).

Exhibit 10.38
SECTION 2. Facility Fee. Sellers shall pay to Administrative Agent on behalf of Buyers in immediately available funds, earned on the date hereof, a non-refundable fee (the “Facility Fee”) in an amount equal to the product of (a) 0.25% multiplied by (b) $100,000,000; provided that if the Maximum Aggregate Purchase Price is increased pursuant to clause (b) of the definition thereof, Sellers shall pay to Administrative Agent on the date of such increase an additional Facility Fee in an amount equal to the product of (a) 0.25% multiplied by (b) the lesser of (i) $100,000,000 and (ii) such amount increased. All payments of the Facility Fee shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent on behalf of Buyers at such account designated by Administrative Agent.

SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1Delivered Documents. On the date hereof, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Sellers and the Guarantor; and

(b)such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

3.2Facility Fees. On the Amendment Effective Date, the Sellers shall remit to the Administrative Agent that portion of the Facility Fee due and payable on the date hereof.

SECTION 4. Representations and Warranties. Each Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms. From and after the date hereof any reference in the Program Agreements to the Pricing Side Letter shall be deemed a reference to the Pricing Side Letter, as amended hereby.

SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. Delivery by electronic mail of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this

Exhibit 10.38

Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq., the Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention as may be approved by the Administrative Agent in its sole discretion.

SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 9. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Sellers to Administrative Agent under the Repurchase Agreement and related Program Agreements, as amended hereby.

[SIGNATURE PAGES FOLLOW]

Exhibit 10.38

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

COLUMN FINANCIAL, INC., as Administrative Agent

By:/s/ Jack Hempling
Name:    Jack Hempling
Title:    Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Buyer

By:/s/ Jack Hempling
Name:    Jack Hempling
Title:    Authorized Signatory

By:/s/ Patrick J. Hart
Name:    Patrick J. Hart
Title:    Authorized Signatory

Signature Page to Amendment No. 10 to Pricing Side Letter

Exhibit 10.38

ALPINE SECURITIZATION LTD, as a Buyer,
by Credit Suisse AG, New York Branch as Attorney-in-fact

By:    /s/ Patrick J. Hart
Name: Patrick J. Hart

By:    /s/ Marcus DiBrito
Name: Marcus DiBrito

Signature Page to Amendment No. 10 to Pricing Side Letter

Exhibit 10.38
BSPRT FINANCE SUB-LENDER I, LLC, as a
Seller
By: /s/: Micah Goodman
Name: Micah Goodman
Title: Authorized Signatory
BSPRT CS LOAN, LLC, as a
Seller
By: /s/: Micah Goodman
Name: Micah Goodman
Title: Authorized Signatory

FRANKLIN BSP REALTY TRUST, INC, as
Guarantor

By:    /s/ Micah Goodman     Name: Micah Goodman
Title: Authorized Signatory

Signature Page to Amendment No. IO to Pricing Side Letter